Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser

Wallace R. Weitz & Company

Distributor

Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent

Wallace R. Weitz & Company

Sub-Transfer Agent

National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. — Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

7/27/2001

WEITZ PARTNERS, INC.

Partners Value Fund

QUARTERLY

REPORT
June 30, 2001

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

NASDAQ Symbol: WPVLX

Historical Performance Information
Portfolio Manager’s Letter
Schedule of Investments in Securities

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Historical Performance Information

The table below gives a long-term perspective of the Partners Value Fund (the “Fund”) and its predecessor, Weitz Partners II-Limited Partnership (the “Predecessor Partnership”). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended June 30, 2001, calculated in accordance with SEC standardized formulas.

Period Ended		Partners II	S&P 500	Period Ended		Partners Value	S&P 500

12/31/83	†	9.9%	4.2%	12/31/94		-9.0%	1.3%
12/31/84		14.5	6.3	12/31/95		38.7	37.5
12/31/85		40.7	31.7	12/31/96		19.2	22.9
12/31/86		11.1	18.7	12/31/97		40.6	33.4
12/31/87		4.3	5.3	12/31/98		29.1	28.6
12/31/88		14.9	16.5	12/31/99		22.1	21.0
12/31/89		20.3	31.6	12/31/00		21.1	-9.1
12/31/90		-6.3	-3.1	06/30/01	††	5.3	-6.7
12/31/91		28.1	30.2	Cumulative		1,944.8	1,158.0
12/31/92		15.1	7.6
12/31/93		23.0	10.1	Average Annual		18.1	15.0
				Compound Growth
				(Since inception
				June 1, 1983)

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended June 30, 2001, was 27.5%, 25.0%, and 20.9%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

†	Return is for the period 6/1/83 through 12/31/83
††	Return is for the period 1/1/01 through 6/30/01

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
June 30, 2001 – Quarterly Report

July 8, 2001

Dear Fellow Shareholder:

        The second quarter of 2001 was a good one for our fund. Our total return, after fees and expenses, was +6.4%. This compares to +5.8% for the S&P 500 (large companies), +14.4% for the Russell 2000 (small companies), and +17.5% for the Nasdaq Composite (a proxy for technology stocks).

        This brings our return for the first six months of 2001 to +5.3% vs. declines of -6.7% for the S&P 500 and -12.4% for the Nasdaq, and a gain of +7.0% for the Russell 2000. The table below shows average annual total returns for the past one, three, five and ten year periods. (All numbers assume reinvestment of dividends and are calculated after deducting all expenses except the ten year Nasdaq number for which investment of dividend information was not available.)

	1 Year	3 Years	5 Years	10 Years

Weitz Partners Value Fund and Weitz Partners II	27.5%	17.5%	25.0%	20.9%
S&P 500 Index	-14.8	3.9	14.5	15.1
Russell 2000 Index	0.7	5.3	9.6	13.5
Nasdaq	-45.4	4.8	13.1	16.3
Average Growth and Income Fund*	-1.8	4.6	12.3	13.6

* Source: Lipper Analytical Services

Market Commentary and Portfolio Review

        My message to shareholders as of early July is practically the same as it was the end of the first quarter. In fact, in the spirit of summer reruns on TV, I was tempted to use the line that one of the networks uses, “If you didn’t see [read] it the first time, it’s new to you,” and to repeat the letter. I won’t do that, but this letter may sound familiar.

        The rolling bear market, or “correction” if you prefer, continues. Many of the premier growth companies of the “old economy” continue to languish. Some of the reasons are temporary (weak economy, strong dollar) and some are probably permanent (slower long-term growth rate because of size and competition). “New Economy” technology and telecommunications stocks have collapsed. Some had ill conceived and poorly executed business plans, but many are building infrastructure for the Internet and other forms of data communication that will eventually be very valuable. The problem is that entrepreneurs were given almost unlimited funding by enthusiastic investment bankers and speculators, and now fears of excess capacity have triggered a wave of lenders’ remorse. Capital has become very scarce, and some companies with otherwise reasonable prospects are struggling to complete their projects.

        The abrupt slowdown in capital spending in the tech and telecom worlds last fall triggered a slowdown in other parts of the economy. To some extent, fears of recession may have created a self-fulfilling prophecy. Consumer spending and housing have remained relatively strong, but if they soften, we may officially slip into recession. We don’t try very hard to figure out what the economy will do on a quarter-to-quarter basis, but the length and depth of the slowdown should not have much effect on our long-term results. Temporary dips in a company’s earnings do not usually affect the value of the underlying business, just as several interest rate increases by the Federal Reserve did not affect the business values of the banks we bought at bargain prices in 1999 and early 2000.

        There were very few changes to the portfolio during the second quarter. We added a new telecom stock, Sprint. We also added to several existing positions, especially Hilton, Park Place Entertainment, Citizens Communications and Liberty Media. We remain fairly concentrated in financial services, telecommunications, real estate and cable television. For those who would like more detail on some of our individual holdings, I would refer you to our March 31 report and other previous letters on our web site. (The stocks and the stories stay the same for long stretches around here.)

        Our game plan remains the same. We have limited our exposure to companies with heavily leveraged balance sheets and to banks with loans to marginal borrowers, because they can be vulnerable to permanent damage in a recession. Most of our companies have solid balance sheets and are growing at reasonable rates. Most are also generating excess cash that can be used to pay down debt, make acquisitions, or buy back stock. Finally, we continue to hold nearly 1/3 of the portfolio in cash and other liquid reserves.

Annual Shareholder Information Meeting

        On May 30, about 530 shareholders and friends braved torrential rains and joined us at the Marriott for our eighteenth annual shareholder meeting. There was no official business to conduct, but Rick, Tom and I answered shareholder questions for about an hour and a half. The subjects were varied. A new twist on the “succession planning” question was asked as, “What if a giant trout ate Wally?” My answer was that I had eaten trout almandine at Galatoire’s in New Orleans twice over Memorial Day weekend, placing considerable strain on my arteries, but that I was staying away from live trout of all sizes. Succession planning is, however, something the Board of Directors is concerned about and we talk about internally. There is nothing magic about what I do and there are others who could carry on without me.

        There were questions about the economy and the stock market; questions about our investment process and how it led us to some of our best (and worst) investment ideas; and questions about portfolio diversification and risk management. Our answers should not have shocked anybody, but hopefully we gave a little deeper answers than space allows in quarterly letters.

        There is also a perennial question about the difference between the Value Fund and Partners Value. The basic answer is that Partners Value Fund is meant for tax-paying investors, and I give more consideration to tax consequences in managing Partners Value. Value is meant for tax-exempt investors (retirement plans, charities, etc.) and I pay less attention to tax consequences in managing it. Over the years, the lines have blurred because (a) the portfolios have looked very much alike, (b) Partners Value has performed slightly better, attracting some tax-exempt investors, and (c) because of Partners Value’s higher minimum, many taxpayers have invested in Value. The higher minimum was a holdover from the days when Partners Value was a private partnership (1983-1993), but in the name of simplicity and consistency, we are lowering the minimum to $25,000 to bring it in line with the other funds.

        We are NOT making this change to encourage investors to transfer capital from Value to Partners. In fact, nearly all Value shareholders have unrealized gains in their accounts that would have to be realized if they sold Value to buy Partners. Please think twice before incurring a significant capital gains tax liability just to move to a very similar fund.

Next Year’s Meeting—Tuesday, May 28, 2002

        One thing that became clear at this year’s meeting is 530 people do not fit comfortably into the Marriott ballroom. Several people complained (gently) that they had trouble seeing and hearing the speakers. So, in 2002, we are going to move the meeting to the Walter Scott Conference Center on the South Campus of UNOmaha (65th and Pine, just north of the Aksarben grandstand). The meeting will be on May 28— please mark your calendars and note the new location.

        Thanks for being a great group of shareholders.

Sincerely, Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the fund invested in particular industries or sectors.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities
June 30, 2001
(Unaudited)

Shares
or units		Cost	Value

	COMMON STOCKS — 66.6%
	Auto Services — 0.1%
173,000	Insurance Auto Auctions, Inc.*	$2,024,761	$2,672,850

	Banking — 12.7%
382,300	Astoria Financial Corp.	9,226,319	22,158,108
2,800,000	Golden State Bancorp, Inc.	50,871,246	86,240,000
1,836,600	Greenpoint Financial Corp.	38,382,227	70,525,440
200,000	Local Financial Corp.*	1,876,869	2,780,000
2,283,400	North Fork Bancorporation, Inc.	37,844,192	70,785,400
2,185,846	U.S. Bancorp	36,609,346	49,815,430
1,726,920	Washington Mutual, Inc.	29,016,449	64,845,846

		203,826,648	367,150,224

	Cable Television — 5.2%
2,799,695	Adelphia Communications Corp. CL A*	97,484,632	116,663,291
1,257,600	Insight Communications Co.*	19,134,315	32,634,720

		116,618,947	149,298,011

	Consumer Products and Services — 1.5%
631,000	American Classic Voyages Co.*	9,554,581	1,861,450
6,650	Lady Baltimore Foods, Inc. CL A*	212,725	314,213
2,005,000	Six Flags, Inc.*	36,624,490	42,185,200

		46,391,796	44,360,863

	Financial Services — 4.1%
662	Berkshire Hathaway, Inc. CL A*	35,241,644	45,942,800
30,849	Berkshire Hathaway, Inc. CL B*	58,598,844	70,952,700
751,000	Imperial Credit Industries, Inc.*	10,380,151	863,650

		104,220,639	117,759,150

	Health Care — 0.0%
165,200	LabOne, Inc.*	2,586,319	1,115,100

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Information and Data Processing — 0.0%
175,000	Intelligent Systems Corp.*	$164,183	$791,875

	Lodging and Gaming — 7.7%
1,424,500	Extended Stay America, Inc.*	8,928,460	21,367,500
221,300	Harrah’s Entertainment, Inc.*	5,784,705	7,811,890
7,044,300	Hilton Hotels Corp.	67,466,857	81,713,880
9,300,000	Park Place Entertainment Corp.*	95,032,363	112,530,000

		177,212,385	223,423,270

	Media and Entertainment — 6.8%
8,711,900	AT&T Corp. – Liberty Media Group A*	111,982,412	152,371,131
56,100	Daily Journal Corp.*	1,271,126	1,607,265
1,187,100	Valassis Communications, Inc.*	27,496,162	42,498,180

		140,749,700	196,476,576

	Mortgage Banking — 2.5%
1,529,700	Countrywide Credit Industries, Inc.	41,223,220	70,182,636
322,000	Resource Bancshares Mtg. Grp., Inc.	4,096,395	2,382,800

		45,319,615	72,565,436

	Printing Services — 0.4%
2,751,600	Mail-Well, Inc.*†	23,113,253	11,694,300

	Real Estate and Construction — 2.0%
2,496,700	Catellus Development Corp.*	35,680,420	43,567,415
246,200	Forest City Enterprises, Inc. CL A	5,137,132	13,541,000

		40,817,552	57,108,415

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Real Estate Investment Trusts — 4.7%
400,000	Capital Automotive REIT	$4,642,203	$6,900,000
457,830	Fortress Investment Corp.	8,176,916	6,409,620
215,500	Hanover Capital Mortgage Holdings, Inc.†	3,192,299	1,508,500
20,935	Healthcare Financial Partners Units**	2,088,266	1,708,296
7,653,900	Host Marriott Corp.	73,147,482	95,826,828
393,300	NovaStar Financial, Inc.*†	6,103,300	3,201,462
820,352	Redwood Trust, Inc.†	15,126,258	18,663,008

		112,476,724	134,217,714

	Restaurants — 0.3%
371,300	Papa John’s International, Inc.*	8,059,038	9,219,379

	Retail Discount — 0.8%
1,688,200	Big Lots, Inc.*	23,615,725	23,094,576

	Telecommunications — 16.3%
1,488,500	Alltel Corp.	79,644,633	91,185,510
5,462,200	AT&T Corp.	121,005,910	120,168,400
491,692	Centennial Communications Corp.*	4,559,316	6,485,417
9,224,000	Citizens Communications Co.*	114,457,341	110,964,720
220,775	Corecomm, Ltd.*	27,597	39,739
1,138,000	Sprint Corp.	21,622,000	24,307,680
1,039,800	Telephone and Data Systems, Inc.	76,982,914	113,078,250
61,100	United States Cellular Corp.*	3,347,245	3,522,415

		421,646,956	469,752,131

	Utilities — 1.5%
1,984,400	Western Resources, Inc.	41,447,147	42,664,600

	Total Common Stocks	1,510,291,388	1,923,364,470

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	CONVERTIBLE PREFERRED STOCKS — 0.1%
500,000	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative†	$3,309,962	$4,070,000

Face
amount

	U.S. GOVERNMENT AND AGENCY SECURITIES — 0.2%
$2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,501,858	2,595,123
3,000,000	Fannie Mae 6.56% 11/26/07	3,000,000	3,043,857

	Total U.S. Government and Agency Securities	5,501,858	5,638,980

	SHORT-TERM SECURITIES — 32.9%
72,501,615	Wells Fargo Government Money Market Fund	72,501,615	72,501,615
100,000,000	Fannie Mae Discount Notes due 7/05/01 to 8/09/01	99,767,069	99,789,300
193,000,000	Federal Home Loan Bank Discount Notes due 7/11/01 to 9/14/01	192,272,938	192,314,878
40,000,000	Freddie Mac Discount Note due 7/12/01	39,944,267	39,958,880
500,000,000	U.S. Treasury Bills due 7/19/01 to 12/20/01	497,622,380	497,771,902
50,000,000	Freddie Mac Reference Note due 8/16/01	49,761,056	49,768,750

	Total Short-Term Securities	951,869,325	952,105,325

	Total Investments in Securities	$2,470,972,533	2,885,178,775

	Covered Call Options Written at Market Value — 0.0%		(524,000)
	Other Assets Less Liabilities — 0.2%		5,334,821

	Total Net Assets — 100%		$2,889,989,596

	Net Asset Value Per Share		$22.30

No. of		Expiration Date/
Contracts		Strike Price	Value

	COVERED CALL OPTIONS WRITTEN
1,200	Astoria Financial Corp.	July 2001/55	$(444,000)
2,000	Countrywide Credit Industries, Inc.	July 2001/50	(80,000)

	Total Call Options Written (premiums received $1,924,086)		$(524,000)

*   Non-income producing

**	Each unit, which is restricted as to sale, consists of five shares of common stock.

†    Non-controlled affiliate

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